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                                                                   EXHIBIT 10.12


             Bayerische Hypo- und Vereinsbank AG, New York Branch


COLLATERALIZED   LETTER  OF  CREDIT   FACILITY:   SUMMARY  OF  TERMS  -  MAX  RE
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SUMMARY:
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Bayerische Hypo- und Vereinsbank AG, New York Branch ("HVB") is considering a senior secured letter of credit facility designed to serve Bermuda-domiciled reinsurers. The facility will be supported by collateral which will be subject to specific eligibility, haircut, MTM, diversification and custodian requirements. Standby letters of credit issued under the Facility will support reinsurance liabilities of the Applicant. Each such letter of credit will have a maximum initial term of one year, be renewable annually, and be clean, unconditional and irrevocable.


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GENERAL TERMS
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General Description:                 A senior secured letter of credit  facility
                                     (the "Facility").
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Purpose:                             Standby  letters of credit issued under the
                                     Facility will support reinsurance liability
                                     of  the  Applicant.  Each  such  letter  of
                                     credit will have a maximum  initial term of
                                     one year,  be  renewable  annually,  and be
                                     clean, unconditional and irrevocable.  Each
                                     letter of credit shall be in the form,  and
                                     contain  such  terms,  as may  be  required
                                     under the applicable  rule and  regulations
                                     for  the  beneficiary   thereof  to  obtain
                                     financial statement credit.
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 Applicant:                          Max Re Ltd., ("Max Re" or the "Applicant"),
                                     a    Bermuda-domiciled     insurance    and
                                     reinsurance     company    which    is    a
                                     wholly-controlled   subsidiary  of  Max  Re
                                     Capital  Ltd.  ("Max  Re  Capital"  or  the
                                     "Guarantor"),  a Bermuda  holding  company.
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Applicant   Guarantor:               Max   Re   Capital
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Beneficiaries:                       Counterparties   with  whom  the  Applicant
                                     enters  into  insurance  and   re-insurance
                                     arrangements.
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Administrative  Agent/               HVB   (also   defined   as  the   "Agent").
Letter of Credit  Issuer:
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Sole Lead  Arranger/Book  Runner:    HVB  (also  defined  as  the   "Arranger").
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Commitment:                          HVB will  provide  Letters of Credit with a
                                     face  amount  up  to  $100,000,000  in  the
                                   aggregate.
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Lenders:                             Also, under terms mutually agreeable to HVB
                                     and the  Applicant,  HVB will  arrange  for
                                     additional   commitments   to  expand   the
                                     Facility   from   financial    institutions
                                     acceptable to HVB and the  Applicant  (such
                                     institutions,     together     with    HVB,
                                     collectively the "Lenders").
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Expansion  Option:                   Subject to  additional  Lender  commitments
                                     begin   obtained,   the   Facility  may  be
                                     expanded   at  any  time   prior  to  Final
                                     Maturity to an amount  agreed upon  between
                                     the parties.
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

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Optional Facility Reduction:         The  Applicant may  irrevocably  cancel the
                                     unutilized  portion of any commitment under
                                     the  Facility  in  whole  or in part at any
                                     time.
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Closing:                             The    execution   of    definitive    loan
                                     documentation,  to occur  on or  after  the
                                     establishment  and funding of Grand Central
                                     Re Limited (the "Grand  Central  Closing").
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Final  Maturity:                     Final  maturity of the Facility will be 364
                                     days from the ate date of Closing.  Letters
                                     of credit may be issued  under the Facility
                                     until Final Maturity.
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LETTER OF CREDIT TERMS
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Letter  of  Credit  Form:            Each  letter of credit  will be  fronted by
                                     HVB, and each Lender will be severally (but
                                     not jointly) obligated to fund its pro rata
                                     portion of any draw  under  such  letter of
                                     credit.  Draw  requests  under a letter  of
                                     credit  shall be  presented  to the  Agent,
                                     which  will  remit  drawn  amounts  to  the
                                     related letter of credit beneficiary.  Each
                                     letter of credit to be  governed  by ISP or
                                     UCP 500.
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Fronting  Fee:                       To  be  determined  by  HVB
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Commitment Fee:                      A per  annum  fee of  0.15%  of the  unused
                                     portion of the Facility,  payable quarterly
                                     in arrears.
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Letter  of  Credit                   A per  annum  fee of 0.40%  of the  average
Commission:                          amount of  letters  of  credit  outstanding
                                     that are secured by Non Alternative
                                     Investments and a per annum fee of 0.90% of
                                     the average amount letters of credit
                                     outstanding that are secured by Alternative
                                     Investments, payable quarterly in arrears.
                                     Fee to be pro-rated for letters of credit
                                     outstanding that are secured by both Non
                                     Alternative Investments and Alternative
                                     Investments.
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Letter of Credit                     Upon any draw  under any  letter of credit,
Borrowing Rate:                      the Applicant will immediately reimburse in
                                     full HVB on behalf of the Lenders.

                                     In the event that HVB is not immediately reimbursed in full, the reimbursement obligation will bear interest from the date of such draw until the date of payment at a rate per annum equal to the Alternate Base Rate (as defined below) plus 2.00%.

                                     The Alternate Base Rate is the higher of
                                     (i) USD one-month LIBOR calculated on an
                                     actual/360 day count basis, and (ii) the
                                     Federal Funds rate plus 0.50% calculated on
                                     the basis of actual days in a 365/366 day
                                     year
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Calculation of Interest and Fees:    All interest, commissions and fees shall be
                                     calculated  on  an  actual/360   day  count
                                     basis, except where the Alternate Base Rate
                                     is based on Federal Funds
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Payments Net of Withholding:         All  payments,  whether by the Applicant or
                                     by the Guarantor,  of or on account of fees
                                     and  interest  to be  net  of  and  without
                                     deduction  for any  withholding  or similar
                                     taxes.
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

COLLATERAL TERMS:
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Collateral:                          The facility will be secured by a first
                                     priority, perfected security interest in certain of the Applicant's investment securities and funds in favor of HVB for the benefit of the Lenders, which meet all the requirements for Eligible Investments.

                                     The aggregate face amount of letters of
                                     credit to be issued under the Facility
                                     shall never exceed the Borrowing Base.
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Eligible Investments:                Eligible  Investments  shall consist of Non
                                     Alternative   Investments  and  Alternative
                                     Investments  subject to the  conditions and
                                     limitations  and  the  minimum  eligibility
                                     requirements   set  forth   below  in  this
                                     section.  HVB  reserves  the right to waive
                                     certain    requirements    at   its    sole
                                     discretion.



                                     General  Eligibility.  Eligible Investments
                                     --------------------
                                      must:


                                     o    Be capable  of being  marked-to-market
                                          (Fair  Market Value or Net Asset Value
                                          ("NAV"),  as  applicable)  on a  daily
                                          basis for Non Alternative Investments,
                                          on a  monthly  basis  for  Alternative
                                          Investments   (other  than  the  Moore
                                          Japan  Restructuring  Fund)  and  on a
                                          quarterly  basis for the  Moore  Japan
                                          Restructuring    Fund,    which    for
                                          Alternative    Investments   must   be
                                          supported   by   annual    unqualified
                                          audited   financial   statements  from
                                          accounting  firms  acceptable  to  the
                                          Lenders.

                                     o    Be capable of being pledged or
                                          otherwise transferred to HVB such that
                                          HVB can have a perfected security
                                          interest in the investment

                                     o    Be held by a custodian acceptable to
                                          HVB.



                                     Diversification  Requirements Additionally,
                                     -----------------------------
                                     Eligible Investments will be subject to
                                     diversification requirements to be mutually agreed upon, including but not limited to the following:


                                     Single  Issuer-Issue-Fund Limit. Initially,
                                     -------------------------------
                                     the Eligible Investments shall not be
                                     concentrated in any one issuer, any one
                                     issue, or any one fund (except that there
                                     shall be no limitation on US Treasury
                                     Securities, U.S. Agency securities or
                                     securities directly guaranteed by the U.S.
                                     Government, other than structured notes of
                                     a government-backed U.S. Agency), in a
                                     percentage greater than 5% of the
                                     collateral pool making up the Borrowing
                                     Base for the Facility.
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

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                                     Weighted Average Requirement.  The weighted
                                     ----------------------------
                                     average credit quality rating of Non
                                     Alternative Eligible Investments must be
                                     maintained at or above a minimum of AA-/Aa3
                                     according to Moody's and S&P with the lower
                                     rating applicable.
                                     Alternative Investment Aggregate Limit. The
                                     --------------------------------------
                                     Alternative Investment Amount (as defined below) shall at no time exceed 50% of the Borrowing Base.


                                     Alternative  Investment  Strategies  Limit.
                                     ------------------------------------------
                                     The Alternative Investments will be subject to concentration requirements according to investment strategies. The eligible investments strategies may include:


                                     o        Commodity Trading Advisers
                                     o        Macro
                                     o        Directional Equity
                                     o        Short
                                     o        High      Yield,      Convertible,
                                              Distressed Securities
                                     o        Market    Neutral,     Statistical
                                              Arbitrage
                                     o        Fixed   Income   Arbitrage,    MBS
                                              Arbitrage
                                     o        Index Arbitrage
                                     o        Merger Arbitrage, Regulation D

                                     Not single eligible investment strategy may
                                     account for in excess of 33% of the
                                     aggregate Alternative Investment Amount of
                                     all Alternative Investments.
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Non Alternative Investments:         Non Alternative Investments may include the
                                     following asset classes:

                                     o    Cash and cash equivalents (including
                                          time deposits and repurchase
                                          agreements, money market funds, and
                                          short term asset management accounts)
                                     o    Commercial paper of one year or less
                                          maturity and rated at least A-1/P-1 by
                                          Moody's and S&P (with the lower rating
                                          applicable).
                                     o    U.S. Government and Agency securities
                                     o    Mortgage    backed    securities   and
                                          collateralized   mortgage  obligations
                                          and rated Baa3/BBB- or better.
                                     o    Asset Backed Securities rated both
                                          Baa3/BBB- or better (or the
                                          equivalent), including securitizations
                                          of auto loans, credit card
                                          receivables, manufactured housing,
                                          home equity loans and commercial real
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

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                                          estate.  Asset backed  securities  all
                                          must be S&P and Moody's with the lower
                                          rating applicable).
                                     o    Publicly traded U.S. securities issued
                                          by  Industrial  Companies,  Utilities,
                                          Banks,  and other-non  Bank  Financial
                                          Companies and rated at least Baa3/BBB-
                                          or better (or the equivalent).  Public
                                          securities   must  be  rated  by  both
                                          Moody's and S&P, with the lower rating
                                          applicable.
                                     o    Other AA/Aa or better rated G-7
                                          securities.
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Alternative  Investments:            Alternative  Investments  may include Funds
                                     ("Hedge Funds") that are neither registered
                                     under the  Investment  Company  Act of 1940
                                     (the    "Act")    nor    traded    on    an
                                     internationally   recognized  exchange,  or
                                     whose leverage, defined as the ration of total debt to net assets, exceeds the maximum of 33% specified in the Act.

                                     Alternative Investments shall include
                                     investments owned by Applicant, provided
                                     that the Lenders reserve the rights to
                                     restrict or limit such additional
                                     Alternative Investments based on reasonable
                                     consideration. Specifically, the Moore
                                     Japan Restructuring Fund may qualify as a
                                     permitted Alternative Investment in a
                                     concentration up to 5% of the utilized
                                     portion of the Alternative Investment
                                     Amount.
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Borrowing  Base:                     On any date,  an amount equal to the sum of
                                     the non Alternative  Investment  Amount and
                                     the   Alternative   Investment   Amount  as
                                     defined below:

                                     (1)   The Non Alternative Investment
                                           Amount, defined as the sum of the
                                           Fair Market Value or NAV, as
                                           applicable, or each such investment
                                           times the applicable Advance Rate (as
                                           set forth in the Appendix with a
                                           maximum advance rate of 98% per
                                           Investment), provided that, if there
                                           is no applicable Advance Rate, the
                                           Advance Rate is zero.

                                     (2)   The Alternative Investment Amount,
                                           defined as the sum of the Fair Market
                                           Value or NAV, applicable, or each
                                           such investment times the applicable
                                           advance rate as set forth below based
                                           on a fund's maximum period between
                                           liquidation notice and expected
                                           redemption, provided that (a) the
                                           applicable advance rate for the Moore
                                           Japan Restructuring Fund shall be 50%
                                           of the current NAV, and (b) the
                                           excess of (i) the Fair Market Value
                                           or NAV, as applicable, of any single
                                           investment or eligible investment
                                           strategy to which the single
                                           investment is allocable over (ii) any
                                           Diversification Requirement
                                           applicable to such investment shall
                                           be deemed to be zero:



                                     Days to Redemption                 % of NAV

                                     0 - 60 days                        61.0%

                                     61- 120 days                       56.0%

                                     Over 120 days                      00.0%
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

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Collateral Maintenance:              (a)   The  Applicant  is  required  at  all
                                           times to maintain  collateral  levels
                                           such that on any day the face  amount
                                           of  letters  of  credit   outstanding
                                           under the  facility  does not  exceed
                                           the  Borrowing   Base  by  an  amount
                                           greater    than    the    Applicant's
                                           Threshold   Amount.   The   Threshold
                                           Amount shall be zero.

                                     (b)   In the event that the face  amount of
                                           letters of credit  outstanding  shall
                                           at any time exceed the Borrowing base
                                           by more than $500,000,  the Applicant
                                           shall,  within one Business Day, post
                                           sufficient     additional    Eligible
                                           investments  as collateral  such that
                                           the  Borrowing  Base shall exceed the
                                           face  amount  of  letters  of  credit
                                           outstanding.
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ADDITIONAL TERMS
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Conditions Precedent                 Standard conditions  precedent,  including,
To Closing:                          without limitation, the following:



                                     o    No material adverse change in the
                                          facts presented to the Lenders with
                                          respect to management, the financial
                                          condition, business operations or
                                          prospects of the Applicant, as
                                          determined in the reasonable opinion
                                          of the Lenders,
                                     o    Receipt  of final  approvals  from HVB
                                          internal  credit and risk  controlling
                                          departments,
                                     o    Grand Central Closing and signing of
                                          the Max Re Insurance Management
                                          Agreement for Grand Central Re Limited
                                          shall have occurred.
                                     o    Completion      of       documentation
                                          (including, without limitation, master
                                          letter of credit  agreement,  security
                                          agreement,  account control agreement,
                                          financing    statements,     corporate
                                          resolutions,  incumbency certificates,
                                          compliance  certificates,   attorneys'
                                          opinions and filing  searches,  all as
                                          applicable)  satisfactory  to HVB  and
                                          its counsel.
                                     o    All necessary governmental,  creditor,
                                          shareholder  and third party approvals
                                          in  connection  with the  transactions
                                          contemplated  herein  shall  have been
                                          obtained  and shall  remain in effect,
                                          and  all  applicable  waiting  periods
                                          shall  have  expired  without,  in all
                                          such cases,  any action being taken by
                                          any    competent     authority    that
                                          restrains,      prevents,      imposes
                                          materially adverse conditions upon the
                                          consummation of such transactions.
                                     o    Delivery by Applicant of Federal
                                          Reserve Form FR U-1 (margin regulation
                                          form relating to non-purpose credit).
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Conditions Precedent                      Standard conditions precedent,
to Lending                                including, without limitation, the
                                          following:
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

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                                     o    No Event of Default or event that,
                                          with notice or lapse of time, or both,
                                          could become an Event of Default, and
                                     o    All representations and warranties
                                          shall be repeated and be true and
                                          correct in all material respects as of
                                          the date of issuance of each letter of
                                          credit under the Facility.
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Representations &                    All representations and warranties shall be
Warranties:                          true and correct in all material  respects,
                                     and shall include such representations and
                                     warranties as are customarily found in
                                     letter of credit agreements for similar
                                     transactions and such additional
                                     representations and warranties as are
                                     appropriate under the circumstances as
                                     requested by the Lenders.
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Events of Default:                   Standard events of default for facilities
                                     of this nature and others deemed
                                     appropriate for this specific transaction to be agreed to by the Applicant and HVB, including, without limitation:

                                     o    Withdraw or downgrading of the
                                          Applicant's current credit ratings
                                          below BBB or equivalent by all
                                          applicable rating agencies;
                                     o    Nonpayment  of  principal,   interest,
                                          fees or  commissions;
                                     o    Violations of covenants;
                                     o    Material inaccuracy of representations
                                          and warranties;
                                     o    Bankruptcy and other insolvency events
                                          of the  Applicant;
                                     o    Failure  by  the   Applicant  to  post
                                          additional collateral;
                                     o    Cross default to payment and covenant
                                          defaults under any other indebtedness
                                          of the Applicant with a principal
                                          amount of $10 million or more;
                                     o    Final judgment(s) which in an
                                          aggregate exceed $10 million.
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Cure  Period:                        There  will  be  no  Cure   Period  for  an
                                     unreimbursed  draw payment default,  breach
                                     of  net  worth  covenant,   breach  of  any
                                     negative covenant,  Event of Default rating
                                     withdraw or downgrade,  bankruptcy or cross
                                     default.  Cure  Period  will be 3 New  York
                                     Business Days for collateral calls,  breach
                                     of rating  downgrade  covenant  and payment
                                     default other than an reimbursed draw. Cure
                                     Period  will  be  30   calendar   days  for
                                     breaches    of    other    Covenants    and
                                     Representation  or Warranty,  to the extent
                                     curable.
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Remedies:                            Upon an Event of Default, standard remedies
                                     for  secured   facilities  of  this  nature
                                     including, without limitation:

                                     o    Commitment to issue further letters of
                                          credit terminates;
                                     o    Outstanding  letters of credit may, at
                                          the  option  of  the  Lenders,  not be
                                          renewed;
                                     o    Lenders  may demand  that  Alternative
                                          Investments   be  replaced   with  Non
                                          Alternative Investments;
                                     o    Lenders may immediately liquidate and
                                          convert to cash any non-cash
                                          collateral including, without
                                          limitation, the delivery of redemption
                                          notices for any Alternative
                                          Investments.
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

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Covenants/Other Terms                The documentation will include covenants
                                     customarily found in letter of credit
                                     agreements for similar transactions,
                                     including, but not limited to:

                                     Minimum US GAAP consolidated net worth of Max Re of not less than USD 400 million.

                                     Maintain credit ratings at or above
                                     A-rating, by one of the Best, Fitch,
                                     Moody's and S&P credit rating agencies;

                                     Other affirmative covenants including,
                                     without limitation, reporting requirements
                                     (including without limitation (1) quarterly unaudited and annual audited financial statements, and (2) reports to HVB or its designee on Fair Market Value and NAV, as applicable, of Eligible Investments on a monthly basis (and at such other times as reasonably requested by HVB)) and compliance with applicable laws, payment of all applicable taxes and maintenance of existence.

                                     Additionally, the agreement would include appropriate negative covenants limiting change of control.

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Assignments:                         Each  Lender  will  be  permitted  to  make
                                     assignments in acceptable  minimum  amounts
                                     to other financial  institutions subject to
                                     approval  by the Agent  and,  so long as no
                                     event of default  under the Facility or any
                                     incipient   default  has  occurred  and  in
                                     continuing,  to approval  by the  Applicant
                                     which   approvals   shall  be  unreasonably
                                     withheld. Lenders will be permitted freely to sell participations with voting rights limited to significant matters such as changes in amount, rate and maturity date.

                                     An assignment fee of $3,500 shall be
                                     payable by the assigning Lender to the
                                     Agent upon the effectiveness of any such assignment (including, but not limited to, an assignment by a Lender to another Lender).

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Expenses:                            Regardless of whether the Facility  closes,
                                     the   Applicant    will   pay    reasonable
                                     attorneys' fees (including reasonable costs
                                     and  expenses  of  outside  counsel),   (a)
                                     incurred   to   document   and   close  the
                                     Facility,  (b)  incurred at any time by the
                                     Agent  and  the  Arranger  in  the  ongoing
                                     administration  of  the  Facility,  (c)  in
                                     establishing           third          party
                                     administration/custody    arrangements   in
                                     connection with the collateral,  and (d) in
                                     maintaining           third           party
                                     administration/custody    arrangements   in
                                     connection  with the  collateral,  provided
                                     that, if the Facility closes, all costs and
                                     expenses   in  items  (a)  will  be  shared
                                     equally  between  the  Applicant  and Grand
                                     Central  Re  Limited.   In  addition,   the
                                     Applicant will pay all reasonable costs and
                                     expenses,  including legal costs,  incurred
                                     by  the  Lenders  in  enforcing   any  loan
                                     document,  whether  or  not  a  lawsuit  is
                                     commenced.
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Waiver and  Consents:                Waiver  of  jury   trial  and   consent  to
                                     jurisdiction of Federal and State courts in
                                     New York.
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              Bayerische Hypo- und Vereinsbank AG, New York Branch

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Governing Law:                       New York.
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Expiration Date:                     This term sheet  expires on August 31, 2001
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